SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                         ____________________

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                            Date of Report
                   (Date of earliest event reported)
                                April 15, 1996


                      GENERAL SIGNAL CORPORATION
        (Exact name of registrant as specified in its charter)


                               New York
                               --------
            (State or other jurisdiction of incorporation)

         1-996                             16-0445660
         -----                             ----------
(Commission File Number)        (IRS Employer Identification No.)

  High Ridge Park, Stamford Connecticut             06904
  -------------------------------------           ---------
(Address of principal executive offices)          (Zip code)

                  Registrant's telephone number,
                including area code (203) 329-4100
                                    --------------

Item 7.     Financial Statements and Exhibits.
- ------      ---------------------------------

(c)   Exhibits.

1.1 Form of Distribution Agreement relating to Medium-Term Notes of General Signal Corporation.

4.1 Senior Indenture, dated as of April 15, 1996 by and between General Signal Corporation and Chemical Bank,
            Trustee.

4.2 Subordinated Indenture, dated as of April 15, 1996 by and between General Signal Corporation and The Chase Manhat-tan Bank, N.A., Trustee.

4.3 Bond Resolution of General Signal Corporation, relating to its Medium-Term Senior Notes, Series A, including forms of Fixed Rate Note and Floating Rate Note.

4.4 Bond Resolution of General Signal Corporation relating to its Medium-Term Subordinated Notes, Series A including forms of Floating Rate Note and Fixed Rate Note.

5.1 Form T-1 Statement of Eligibility of Chemical Bank under the Trust Indenture Act of 1939, as amended.

5.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank, N.A. under the Trust Indenture Act of 1939, as amended.


                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL SIGNAL CORPORATION
                                          (Registrant)


                                      By: /s/  Julian B. Twombly
                                          ------------------------------
                                          Name:  Julian B. Twombly
                                          Title:  Vice President and Treasurer


Date:   April 30, 1996